VANGUARD® VARIABLE ANNUITY

Issued by

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

Separate Account VA DD

Supplement dated May 31, 2018

to the

Prospectus dated May 1, 2018

This Supplement amends certain information contained in the Prospectus dated May 1, 2018. Effective on or about June 1, 2018, the daily mortality and expense risk charge will be reduced to a rate corresponding to an annual charge of 0.170%. Accordingly, effective on or about June 1, 2018, Fee Table footnote 4 is deleted in its entirety and replaced with the following:

4	Currently, the daily mortality and expense risk charge will be assessed at a rate corresponding to an annual charge of 0.170%.

This Supplement must be accompanied or preceded by the current Prospectus dated May 1, 2018.

Please read this Supplement carefully and retain it for future reference.

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